[MFS LOGO](R)
INVESTMENT MANAGEMENT

                                        MFS(R) GOVERNMENT
                                        MARKETS INCOME TRUST


                                        ANNUAL REPORT o NOVEMBER 30, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Results of Shareholder Meeting ............................................  9
Portfolio of Investments .................................................. 10
Financial Statements .....................................................  14
Notes to Financial Statements ............................................  18
Independent Auditors' Report .............................................. 26
Trustees and Officers ..................................................... 28

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-December, major U.S. and overseas stock market indices have shown positive performance for two straight months -- something we haven't seen in a long time. The Dow Jones Industrial Average has recently recorded its second-best October ever, in terms of percentage gains(1). We see these as hopeful signs in what has been a difficult year for investors in stocks and corporate bonds. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-December, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In addition, worker productivity in the third quarter grew at the highest rate since 1966 -- 5.1% on an annualized basis, according to the Labor Department. Higher productivity may allow firms to raise wages without raising prices.

Our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. An encouraging sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, that consumer confidence still appears weak, and that the situation with Iraq adds to market uncertainty.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

We understand that the past few years have been discouraging. Short-term events have sorely tested investors' long-term faith in the market. However, we would caution investors about reacting to market news -- good or bad -- by making major changes in their portfolios. We would suggest that in difficult times it is even more important to have a long-term financial plan and to talk on a regular basis with your investment professional. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    December 16, 2002

------------
(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Peter C. Vaream]
     Peter C. Vaream

For the 12 months ended November 30, 2002, the trust provided a total return of 9.31% based on its beginning and ending stock market prices and assuming the reinvestment of any dividends and capital gains distributions paid during the period. The trust's total return based on its net asset value (NAV) was 8.88%. During the same period, the trust's benchmarks, the Lehman Brothers Government Bond Index (the Lehman Index) and the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index) returned 7.91% and 11.81%, respectively. The Lehman Index is unmanaged and is composed of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Morgan Index is an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year.

During the past 12 months, the U.S. Federal Reserve Board (the Fed) cut short-term interest rates to 1.25% in an effort to stimulate a sagging economy. At the same time, accounting scandals and fraud in some of this country's largest companies were front-page news and caused a flight to quality as investors sold their corporate bonds in favor of the safety offered by U.S. government securities. European economies were also weak. Business spending across the Continent was down. As a result, many believed that the European Central Bank
(ECB) would follow the Fed's lead and start to cut interest rates. However, by November 30, the ECB hadn't cut interest rates and yields on German and other European government bonds remained significantly higher than on comparable U.S. Treasury bonds.

BENEFITS OF QUALITY AND DIVERSIFICATION
The high quality of the fund and its diversification between U.S. and international government bonds made it an attractive investment to own during the past year. In addition, we kept the fund's duration throughout the period between roughly 4.3 and 5.5 years to help maintain the fund's price stability. (Duration is a measure of a bond's interest rate sensitivity and its price volatility; the lower the number, the lower the volatility.)

Throughout the past 12 months, the fund's position in U.S. Treasury securities performed well given two trends in the market. First, when investors realized the U.S. economy was not as strong as they thought, our Treasury holdings helped fund performance in the first quarter of 2002. Later, performance received a boost when investors fled the corporate bond markets and turned to U.S. Treasuries, which caused Treasury prices to rise and yields to decline.

As Treasury prices rose to levels where we believed they offered few opportunities, we moved some of those assets into higher yielding mortgage-backed securities. The yields on those securities were more attractive than Treasuries and would, in our opinion, be subject to minimal prepayment risk because we believed that most homeowners who were going to refinance had done so. By the end of November 2002, the fund held nearly 46% of its assets in mortgage-backed securities and just over 22% in U.S. Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

SOLID RETURNS FROM INTERNATIONAL HOLDINGS
International investments in Germany, the United Kingdom, and "dollar bloc" countries such as Canada also performed well for the fund. These issues offered higher yields than U.S. Treasury securities. Currency gains in these issues also benefited U.S. investors. Although we usually hedge currency risk back into U.S. dollars, we left roughly half of our Canadian holdings in Canadian dollars, and about a third of our European holdings in local currencies such as the Euro, the Swedish krona, the British pound, and the Norwegian krone. When those currencies appreciated relative to the U.S. dollar, investors were rewarded.

Emerging market bonds were among our best performing holdings over the period. Bonds from Korea, Mexico, Bulgaria, and Russia were standouts for the group. All of these countries have made significant political and economic reforms that have resulted in improved credit quality. In fact, Russia has been upgraded in the past year. (Often when an upgrade occurs, bond prices rise to match prices of similar quality bonds.) We also count our avoidance of Brazilian and Argentinean bonds among the contributors to performance. Both countries had problems making principal and interest payments. The impact of the election of a left-of-center president in Brazil remains to be seen.

As of November 30, 2002, international bonds represented approximately 10.5% of the fund and emerging markets bonds represented just over 3%.

FEW DETRACTORS
The few detractors from fund performance were more a result of what we didn't own than what we did own. As examples, we could have owned more international bonds and left a larger portion of our international holdings unhedged to U.S. dollars, which might have resulted in higher returns for the fund. However, this is a conservatively managed fund. Given the weakness we saw in the European economy and a tendency for dollar bloc countries to follow the U.S. economy, we chose to limit our international holdings. That same logic also applied to increased currency exposure.

CONTINUED FOCUS ON INTERNATIONAL, U.S. MORTGAGE-BACKED BONDS
Looking ahead, we believe that U.S. Treasury bonds will continue to underperform international, emerging market, and mortgage-backed bonds. Most likely, we will continue to add to our international position with the new holdings hedged back to U.S. dollars. Although most investors anticipate an interest rate cut by the ECB, we still think international issues will remain more attractive than their U.S. counterparts. Even if the yields on U.S. Treasury bonds were to rise, we doubt that they would go up significantly. We expect that we would keep our mortgage-backed bond allocations about where they are. Given the uncertainties of the interest rate environment in the U.S. and abroad, we are likely to reduce the fund's interest rate sensitivity while seeking out good income opportunities for fund investors.

    Respectfully,

/s/ Peter C. Vaream

    Peter C. Vaream
    Portfolio Manager

Note to Shareholders: Effective March, 2002, Peter Vaream became portfolio manager of the trust.

Important Note to Shareholders: Effective May 1, 2002, the trust, in response to Securities and Exchange Commission rulemaking, made a change to its principal investment policies and now invests under normal market conditions, at least 80% of its net assets in U.S. and non-U.S. government securities. Previously, the fund invested under normal market conditions at least 65% of its total assets in U.S. government securities.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   PETER C. VAREAM IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND MANAGES THE INVESTMENT-GRADE BOND, GOVERNMENT SECURITIES AND GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL ACCOUNTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

   PETER JOINED MFS IN 1992 AND BECAME A PORTFOLIO MANAGER IN 1993. PREVIOUSLY, HE WAS VICE PRESIDENT IN THE FIXED INCOME DEPARTMENT AT THE FIRST BOSTON CORP. FROM 1986 TO 1992. PRIOR TO THAT, HE SERVED AS A CORPORATE FINANCIAL ANALYST.

   PETER EARNED A BACHELOR'S DEGREE IN FINANCE FROM NEW YORK UNIVERSITY. HE IS A MEMBER OF THE LEHMAN BROTHERS INDEX ADVISORY COUNCIL.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
-------------------------------------------------------------------------------

NUMBER OF SHAREHOLDERS

As of November 30, 2002, our records indicate that there are 6,388 registered shareholders and approximately 23,035 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

ADDRESS CHANGE

Please use our new mailing address, effective immediately.

        State Street Bank and Trust Company
        c/o MFS Service Center, Inc.
        P.O. Box 55024
        Boston, MA 02205-5024

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To provide a high level of current income.

NEW YORK STOCK EXCHANGE SYMBOL: MGF

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   PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

   (For the year ended November 30, 2002)

   NET ASSET VALUE PER SHARE
   November 30, 2001                                                $7.32
   November 30, 2002                                                $7.49

   NEW YORK STOCK EXCHANGE PRICE
   November 30, 2001                                                $6.59
   October 9, 2002 (high)*                                          $7.10
   December 17, 2001 (low)*                                         $6.31
   November 30, 2002                                                $6.77

   * For the year ended December 1, 2001, through November 30, 2002.
-------------------------------------------------------------------------------

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. See the prospectus for details.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments of $100 or more can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETINGS

At the annual meeting of shareholders of MFS Government Markets
Income Trust, which was held on October 1, 2002, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows:

                                       NUMBER OF SHARES
                                ----------------------------------

NOMINEE                             FOR                 WITHHOLD AUTHORITY
--------------------------------------------------------------------------
Jeffrey L. Shames                52,785,278.355              1,067,957.148
William R. Gutow                 52,783,445.355              1,069,790.148
J. Atwood Ives                   52,774,951.299              1,078,284.204
Abby O'Neill                     52,740,133.208              1,113,102.295

ITEM 2. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending November 30, 2002.

                               NUMBER OF SHARES
-----------------------------------------------
For                              52,872,387.635
Against                             588,589.332
Abstain                             392,258.536

PORTFOLIO OF INVESTMENTS -- November 30, 2002

Bonds - 96.1%
-------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Bonds - 82.8%
  U.S. Government Agencies - 60.5%
    Federal Home Loan Mortgage Corp., 3.875s, 2005                              $  5,179         $  5,234,643
    Federal Home Loan Mortgage Corp., 7.5s, 2027 - 2028                            1,232            1,305,067
    Federal Housing Administration/USGI Spring Hill, 10.375s, 2030+                2,044            2,044,247
    Federal National Mortgage Assn., 5.5s, 2017                                    7,113            7,444,069
    Federal National Mortgage Assn., 6s, 2016 - 2032                              41,875           43,120,502
    Federal National Mortgage Assn., 6.5s, 2016 - 2032                            65,266           67,623,321
    Federal National Mortgage Assn., 6.956s, 2007                                  5,572            6,168,476
    Federal National Mortgage Assn., 7.5s, 2015                                    5,962            6,339,982
    Federal National Mortgage Assn., 8.5s, 2027                                   10,100           11,330,171
    Financing Corp., 10.7s, 2017                                                   8,500           13,072,023
    Financing Corp., 9.8s, 2018                                                    5,000            7,246,930
    Financing Corp., 10.35s, 2018                                                  9,500           14,373,775
    Government National Mortgage Assn., 6.5s, 2028 - 2032                         17,767           18,499,790
    Government National Mortgage Assn., 7s, 2022 - 2031                           32,117           33,746,000
    Government National Mortgage Assn., 7.5s, 2022 - 2023                            319              342,120
    Private Export Funding Corp., 7.01s, 2004                                      3,380            3,607,667
    Small Business Administration, 8.875s, 2011                                      829              899,547
    Small Business Administration, 6.34s, 2021                                     1,857            2,007,278
    Small Business Administration, 6.35s, 2021                                     2,443            2,641,716
    Small Business Administration, 6.44s, 2021                                     1,934            2,100,322
    Small Business Administration, 6.625s, 2021                                    1,919            2,100,951
    Student Loan Marketing Assoc., 5.25s, 2006                                     3,205            3,430,859
    U.S. Department Housing & Urban Development, 6.36s, 2016                       1,580            1,719,731
    U.S. Department Housing & Urban Development, 6.59s, 2016                       5,612            6,020,969
                                                                                                 ------------
                                                                                                 $262,420,156
-------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 22.3%
    Principal Stripped Payments, 0s, 2023                                        $ 2,036          $   664,481
    U.S. Treasury Bonds, 12.375s, 2004                                             2,178            2,508,017
    U.S. Treasury Bonds, 10.375s, 2009                                             6,200            7,156,641
    U.S. Treasury Bonds, 10.375s, 2012                                             8,400           11,026,311
    U.S. Treasury Bonds, 9.25s, 2016                                              26,500           38,079,255
    U.S. Treasury Bonds, 8.875s, 2017                                              6,000            8,483,436
    U.S. Treasury Notes, 4.625s, 2006                                             10,137           10,760,659
    U.S. Treasury Notes, 3.25s, 2007                                               8,000            8,010,312
    U.S. Treasury Notes, 3.375s, 2007                                              9,384            9,957,823
                                                                                                 ------------
                                                                                                 $ 96,646,935
-------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                 $359,067,091
-------------------------------------------------------------------------------------------------------------
Foreign Bonds - 13.3%
  Austria - 0.4%
    Republic of Austria, 5.5s, 2007                                            EUR 1,475         $  1,567,124
-------------------------------------------------------------------------------------------------------------
  Bulgaria - 0.5%
    Republic of Bulgaria, 7.5s, 2013##                                         EUR 1,171         $  1,192,574
    Republic of Bulgaria, 8.25s, 2015##                                          $   728              789,880
                                                                                                 ------------
                                                                                                 $  1,982,454
-------------------------------------------------------------------------------------------------------------
  Canada - 3.2%
    Government of Canada, 5.75s, 2006                                          CAD 3,031         $  2,048,855
    Government of Canada, 5.25s, 2008                                            $ 2,735            2,946,374
    Government of Canada, 5.5s, 2009                                           CAD 6,483            4,318,948
    Government of Canada, 5.5s, 2010                                               6,661            4,413,312
                                                                                                 ------------
                                                                                                 $ 13,727,489
-------------------------------------------------------------------------------------------------------------
  Denmark - 0.4%
    Kingdom of Denmark, 7s, 2007                                              DKK 12,468         $  1,881,537
-------------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.1%
    Dominican Republic, 9.5s, 2006##                                             $   601         $    640,065
-------------------------------------------------------------------------------------------------------------
  Finland - 0.3%
    Republic of Finland, 5.375s, 2013                                          EUR 1,198         $  1,262,664
-------------------------------------------------------------------------------------------------------------
  France - 0.5%
    Republic of France, 4.75s, 2012                                            EUR 1,932         $  1,948,506
-------------------------------------------------------------------------------------------------------------
  Germany - 2.1%
    Federal Republic of Germany, 4.75s, 2008                                   EUR 4,755         $  4,909,642
    Federal Republic of Germany, 4s, 2009                                          4,450            4,369,039
                                                                                                 ------------
                                                                                                 $  9,278,681
-------------------------------------------------------------------------------------------------------------
  Ireland - 0.4%
    Republic of Ireland, 4.25s, 2007                                           EUR   495         $    499,602
    Republic of Ireland, 5s, 2013                                                  1,319            1,347,886
                                                                                                 ------------
                                                                                                 $  1,847,488
-------------------------------------------------------------------------------------------------------------
  Italy - 0.4%
    Republic of Italy, 4.5s, 2007                                              EUR 1,501         $  1,532,828
-------------------------------------------------------------------------------------------------------------
  Kazakhstan
    Kaztransoil Co., 8.5s, 2006 (Oils)##                                         $    50         $     51,250
-------------------------------------------------------------------------------------------------------------
  Malaysia - 0.2%
    Petroliam Nasional Berhad, 7.75s, 2015 (Oils)                                $   766         $    847,106
-------------------------------------------------------------------------------------------------------------
  Mexico - 1.1%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                           $ 1,502         $  1,663,465
    Corp. Durango SA de C.V., 13.75s, 2009 (Forest &
      Paper Products)##                                                              209              108,680
    Pemex Project Funding Master Trust, 9.125s, 2010 (Oils)                          626              691,730
    Petroleos Mexicanos, 9.375s, 2008 (Oils)                                       1,072            1,203,320
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                           269              290,520
    United Mexican States, 11.5s, 2026                                               682              904,182
                                                                                                 ------------
                                                                                                 $  4,861,897
-------------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    Kingdom of Netherlands, 5s, 2012                                           EUR 1,816         $  1,865,328
-------------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 10.75s, 2020                                             $   305         $    333,212
    Republic of Panama, 9.375s, 2023                                                 327              325,365
    Republic of Panama, 9.375s, 2029                                                 817              874,190
                                                                                                 ------------
                                                                                                 $  1,532,767
-------------------------------------------------------------------------------------------------------------
  Russia - 0.4%
    Ministry of Finance, 12.75s, 2028                                            $   730         $    963,600
    Mobile Telesystems Finance, 10.95s, 2004
      (Telecommunications - Wireless)                                                849              887,205
                                                                                                 ------------
                                                                                                 $  1,850,805
-------------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                            $ 1,123         $  1,309,108
-------------------------------------------------------------------------------------------------------------
  Spain - 1.6%
    Kingdom of Spain, 7s, 2005                                                   $ 3,600         $  3,973,011
    Kingdom of Spain, 5.35s, 2011                                              EUR 2,905            3,059,495
                                                                                                 ------------
                                                                                                 $  7,032,506
-------------------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Kingdom of Sweden, 5.5s, 2012                                              SEK 4,935         $    562,912
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.5%
    United Kingdom Treasury, 5.75s, 2009                                       GBP 1,239         $  2,055,021
-------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                              $ 57,637,536
-------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $402,525,307)                                                      $416,704,627
-------------------------------------------------------------------------------------------------------------

Rights
-------------------------------------------------------------------------------------------------------------
                                                                                  SHARES
-------------------------------------------------------------------------------------------------------------
    Mexico - Value Recovery Rights (Identified Cost, $0)                       1,354,000               $3,385
-------------------------------------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------------------------------------
    Republic of Venezuela* (Identified Cost, $0)                                  37,500               $    0
-------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 12.8%
-------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 11/29/02, due 12/02/02, total to be
      received $43,292,834 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account)                    $43,288          $43,288,000
    Morgan Stanley, dated 11/29/02, due 12/02/02, total to be
      received $12,170,339 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account)                     12,169           12,169,000
-------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement, at Cost                                                              $ 55,457,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $457,982,307)                                                $472,165,012

Other Assets, Less Liabilities - (8.9)%                                                           (38,541,050)
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $433,623,962
-------------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

              CAD=           Canadian Dollars            GBP=      British Pounds
              DKK=           Danish Kroner               SEK=      Swedish Kroner
              EUR=           Euro Dollars

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $457,982,307)            $472,165,012
  Investment of cash collateral for securities loaned
    (at identified cost and value)                                   40,684,044
  Receivable for forward foreign currency exchange contracts             58,485
  Receivable for investments sold                                       332,185
  Interest receivable                                                 4,242,118
                                                                   ------------
      Total assets                                                 $517,481,844
                                                                   ------------
Liabilities:
  Payable to custodian                                             $    422,931
  Payable for investments purchased                                  41,491,020
  Payable for fund shares reacquired                                    257,025
  Collateral for securities loaned, at value                         40,684,044
  Payable to dividend disbursing agent                                  133,187
  Payable for forward foreign currency exchange contracts               177,015
  Payable for forward foreign currency exchange contracts
    subject to master netting agreements                                154,984
  Payable to affiliates -
    Management fee                                                       23,404
    Transfer and dividend disbursing agent fee                            9,860
  Accrued expenses and other liabilities                                504,412
                                                                   ------------
      Total liabilities                                            $ 83,857,882
                                                                   ------------
Net assets                                                         $433,623,962
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $454,660,828
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     13,910,205
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (34,277,366)
  Accumulated net investment loss                                      (669,705)
                                                                   ------------
      Total                                                        $433,623,962
                                                                   ============

Shares of beneficial interest outstanding (62,993,686 shares
  authorized, less 5,104,331 treasury shares)                       57,889,355
                                                                    ==========

Net asset value per share (net assets / shares of
  beneficial interest outstanding)                                    $7.49
                                                                      =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $25,295,105
  Dividends                                                               2,323
                                                                    -----------
      Total investment income                                       $25,297,428
                                                                    -----------
  Expenses -
    Management fee                                                  $ 2,807,843
    Trustees' compensation                                              135,559
    Transfer and dividend disbursing agent fee                          134,319
    Administrative fee                                                   39,795
    Investor communication expense                                      234,641
    Custodian fee                                                       192,952
    Postage                                                              32,959
    Auditing fees                                                        38,551
    Printing                                                             52,047
    Legal fees                                                            1,583
    Miscellaneous                                                        97,995
                                                                    -----------
      Total expenses                                                $ 3,768,244
    Fees paid indirectly                                                (15,812)
                                                                    -----------
      Net expenses                                                  $ 3,752,432
                                                                    -----------
        Net investment income                                       $21,544,996
                                                                    -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                         $ 7,759,932
    Foreign currency transactions                                     1,023,825
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $ 8,783,757
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 3,766,929
    Translation of assets and liabilities in foreign currencies        (627,551)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $ 3,139,378
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $11,923,135
                                                                    -----------
          Increase in net assets from operations                    $33,468,131
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                    2002                        2001
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $  21,544,996               $  25,051,978
  Net realized gain on investments and foreign currency
    transactions                                                       8,783,757                  10,733,408
  Net unrealized gain on investments and foreign currency
    translation                                                        3,139,378                   7,839,712
                                                                   -------------               -------------
    Increase in net assets from operations                         $  33,468,131               $  43,625,098
                                                                   -------------               -------------
Distributions declared to shareholders -
  From net investment income                                       $ (21,544,996)              $ (25,582,314)
  In excess of net investment income                                  (3,121,476)                       --
                                                                   -------------               -------------
    Total distributions declared to shareholders                   $ (24,666,472)              $ (25,582,314)
                                                                   -------------               -------------
  Cost of shares reacquired                                        $ (11,350,955)              $  (3,894,610)
                                                                   -------------               -------------
    Total increase (decrease) in net assets                        $  (2,549,296)              $  14,148,174
Net assets:
  At beginning of period                                             436,173,258                 422,025,084
                                                                   -------------               -------------
  At end of period (including accumulated net investment loss
    of $669,705 and $910,895, respectively)                        $ 433,623,962               $ 436,173,258
                                                                   =============               =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                               2002              2001              2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                 $ 7.32            $ 7.01            $ 6.94          $ 7.50          $ 7.41
                                                    ------            ------            ------          ------          ------
Income from investment operations# -
  Net investment income                             $ 0.37            $ 0.42            $ 0.44          $ 0.43          $ 0.46
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  0.20              0.31              0.06           (0.58)           0.08
                                                    ------            ------            ------          ------          ------
      Total from investment operations              $ 0.57            $ 0.73            $ 0.50          $(0.15)         $ 0.54
                                                    ------            ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.37)           $(0.43)           $(0.29)         $(0.40)         $(0.46)
  In excess of net investment income                 (0.05)             --                --              --             (0.01)
  From paid in capital                                --                --               (0.20)          (0.06)           --
                                                    ------            ------            ------          ------          ------
      Total distributions declared to
        shareholders                                $(0.42)           $(0.43)           $(0.49)         $(0.46)         $(0.47)
                                                    ------            ------            ------          ------          ------
Net increase from repurchase of
  capital shares                                    $ 0.02            $ 0.01            $ 0.06          $ 0.05          $ 0.02
                                                    ------            ------            ------          ------          ------
Net asset value - end of year                       $ 7.49            $ 7.32            $ 7.01          $ 6.94          $ 7.50
                                                    ------            ------            ------          ------          ------
Per share market value - end of year                $ 6.77            $ 6.59            $ 6.19          $ 5.81          $ 6.56
                                                    ======            ======            ======          ======          ======
Total return at market value                          9.31%            13.56%            15.24%          (4.80)%          4.21%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                          0.87%             0.90%             0.94%           0.92%           0.89%
  Net investment income                               4.98%             5.82%             6.35%           6.00%           6.14%
Portfolio turnover                                     123%              105%              151%            102%            253%
Net assets at end of year (000 Omitted)           $433,624          $436,173          $422,025        $447,178        $511,861

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective December 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November
    30, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.33%. Per share, ratios, and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Markets Income Trust (the trust) is a non-diversified Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2002, the value of securities loaned was $39,879,335. These loans were collateralized by cash of $40,684,044 which was invested in the following short-term obligation:
                                                   PRINCIPAL     AMORTIZED COST
                                                      AMOUNT          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      40,684,044        $40,684,044
                                                                    -----------

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time. The trust may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The trust holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the trust may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the trusts' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above. The trust may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, capital losses, and amortization and accretion on debt securities. During the year ended November 30, 2002, accumulated net investment loss decreased by $3,362,666, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $3,065,058 and paid-in capital decreased by $297,608 due to differences between book and tax accounting for mortgage-backed securities, currency transactions, amortization and accretion on debt securities, market discount capital losses, etc. This change had no effect on the net assets or net asset value per share. At November 30, 2002, accumulated net investment loss and net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

The tax character of distributions declared for the years ended November 30, 2002 and November 30, 2001 was as follows:


                                          NOVEMBER 30, 2002   NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                             $24,666,472         $24,788,702
    Tax return of capital                            --             793,612
                                                -----------         -----------
Total distributions declared                    $24,666,472         $25,582,314
                                                ===========         ===========

As of November 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                    $    313,291
Capital loss carryforward                                         (29,490,655)
Unrealized gain                                                     9,384,343
Other temporary differences                                        (1,243,845)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            EXPIRATION DATE
            ------------------------------------------------------
            November 30, 2002                        $ (2,893,225)
            November 30, 2004                            (196,662)
            November 30, 2005                          (8,818,381)
            November 30, 2007                         (11,594,208)
            November 30, 2008                          (5,988,179)
                                                     ------------
                Total                                $(29,490,655)
                                                     ============

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 5.33% of investment income.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the trust that will fluctuate with the performance of the trust. Included in Trustees' compensation is a net decrease of $6,764 as a result of the change in the trust's pension liability under this plan and a pension expense of $14,521 for inactive trustees for the year ended November 30, 2002. Also included in Trustees' compensation is a one-time settlement expense of $4,526 and a one-time transition expense of $31,460.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $438,061,562      $471,440,566
                                                 ------------      ------------
Investments (non-U.S. government securities)     $ 68,535,451      $ 63,021,744
                                                 ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $462,769,018
                                                                   ------------
Gross unrealized appreciation                                      $ 11,078,281
Gross unrealized depreciation                                        (1,682,287)
                                                                   ------------
    Net unrealized appreciation                                    $  9,395,994
                                                                   ============

(5) Shares of Beneficial InterestThe trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 62,993,686 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                  YEAR ENDED NOVEMBER 30, 2002     YEAR ENDED NOVEMBER 30, 2001
                  ----------------------------     ----------------------------
                        SHARES          AMOUNT           SHARES         AMOUNT
-------------------------------------------------------------------------------
Treasury shares
  reacquired       (1,733,400)   $(11,350,955)         (600,200)   $(3,894,610)
                   ----------    ------------          --------    -----------

In accordance with the provisions of the trust's prospectus, 1,733,400 shares of beneficial interest were purchased by the trust during year ended November 30, 2002 at an average price per share of $6.55 and a weighted average discount of 9.44% per share. The trust repurchased 600,200 shares of beneficial interest during the year ended November 30, 2001, at an average price per shares of $6.49 and a weighted average discount of 9.09% per share.

(6) Line of Credit
The trust, and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended November 30, 2002, was $3,657. The fund trust had no borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off- balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                          NET
                                                                                                   UNREALIZED
                                          CONTRACTS TO                           CONTRACTS       APPRECIATION
               SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Sales                 12/16/02        CAD      630,747           $399,000         $402,792         $  (3,792)
                      12/16/02        DKK   14,897,894          1,967,186        1,991,237           (24,051)
                      12/16/02        EUR   16,053,398         15,789,980       15,929,139          (139,159)
                      12/16/02        GBP      728,000          1,131,574        1,130,576               998
                      12/16/02        SEK    1,806,400            200,078          198,922             1,156
                                                              -----------      -----------         ---------
                                                              $19,487,818      $19,652,666         $(164,848)
                                                              ===========      ===========         =========
Purchases             12/16/02        CAD    1,175,431           $745,535         $750,625         $   5,090
                      12/16/02        DKK    3,648,503            476,269          487,655            11,386
                      12/16/02        EUR    2,083,588          2,029,338        2,067,460            38,122
                      12/16/02        GBP      245,707            389,860          381,580            (8,280)
                                                              -----------      -----------         ---------
                                                              $ 3,641,002      $ 3,687,320         $  46,318
                                                              ===========      ===========         =========

At November 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $3,647 with Credit Suisse First Boston Corporation, $76,057 with DB Clearing Services and $75,280 with Merrill Lynch, Pierce, Fenner & Smith.

At November 30, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The trust may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 2002, the trust owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.5% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                  DATE OF   PRINCIPAL
DESCRIPTION                   ACQUISITION      AMOUNT         COST        VALUE
-------------------------------------------------------------------------------
Federal Housing Admin/
  USGI Spring Hill,
  10.375%, 2030                   8/16/93   2,044,000   $2,198,843   $2,044,247
                                                                     ----------
(9) Change in Accounting Principle
As required, effective December 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to December 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $4,368,448 decrease in cost of securities and a corresponding $4,368,448 increase in net unrealized appreciation, based on securities held by the fund on December 1, 2001.

The effect of this change for the year ended November 30, 2002 was to decrease net investment income by $1,420,001, increase net unrealized appreciation by $418,264, and increase net realized gains by $1,001,737. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Government Markets Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Government Markets Income Trust, including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Markets Income Trust as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 8, 2003

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING
   THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR
   YEAR 2002.
-------------------------------------------------------------------------------

MFS(R) GOVERNMENT MARKETS INCOME TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.


OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer Massachusetts Financial
Services Company, Vice President (since August
2000); UAM Fund Services, Senior Vice President
(prior to August 2000)

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Peter C. Vaream+

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

AUDITORS
Deloitte & Touche LLP

TRANSFER AGENT, REGISTRAR AND DIVIDEND
DISBURSING AGENT
State Street Bank and Trust Company
c/o MFS Service Center, Inc.
P.O. Box 55024
Boston, MA 02205-8016
1-800-637-2304


+ MFS Investment Management

MFS(R) GOVERNMENT MARKETS                                       ---------------
INCOME TRUST                                                       PRSRT STD
                                                                  U.S. POSTAGE
[Logo] M F S(R)                                                      PAID
INVESTMENT MANAGEMENT                                                 MFS
                                                                ---------------
500 Boylston Street
Boston, MA 02116-3741


(C)2003 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.

                                                             MGF-ANN  1/03  42M